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                                                                  Exhibit 10.110

                                 AMENDMENT NO. 5

                          Dated as of January 30, 2004

                                       to

                   FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

                            Dated as of July 12, 2002

                  This Amendment No. 5 (this "Amendment") dated as of January 30, 2004 is entered into among TMAS/ASI, INC., an Arkansas corporation formerly known as Aerocell Structures, Inc. ("Aerocell"), TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation ("TIMCO"), AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation ("Design"), TIMCO ENGINE CENTER, INC., a Delaware corporation ("Engine Center"), and BRICE MANUFACTURING COMPANY, INC., a California corporation ("Brice") (Aerocell, TIMCO, Design, Engine Center and Brice being collectively referred to as the "Borrowers"), and TIMCO AVIATION SERVICES, INC., a Delaware corporation ("Parent"), AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation ("Distribution"), AVS/M-2, INC., a Delaware corporation ("Kratz-Wilde"), WHITEHALL CORPORATION, a Delaware corporation ("Whitehall"), AVS/M-3, INC., an Arizona corporation ("Apex"), AVS/CAI, INC., a Florida corporation ("Caribe"), AVIATION SALES LEASING COMPANY, a Delaware corporation ("Leasing"), AVIATION SALES PROPERTY MANAGEMENT CORP., a Delaware corporation ("Property Management"), AVS/M-1, INC., a Delaware corporation ("Manufacturing"), AVSRE, L.P., a Delaware limited partnership ("AVSRE"), HYDROSCIENCE, INC., a Texas corporation ("Hydroscience"), TIMCO ENGINEERED SYSTEMS, INC., a Delaware corporation ("Engineered Systems") (Parent, Distribution, Kratz-Wilde, Whitehall, Apex, Caribe, Leasing, Property Management, Manufacturing, AVSRE, Hydroscience and Engineered Systems being collectively referred to as the "Guarantors"), the "Lenders" (as defined in the Credit Agreement identified below) a party hereto and Citicorp USA, Inc., in its capacity as agent for the Lenders and the "Issuing Banks" (as defined in the Credit Agreement identified below) (in such capacity, the "Agent"). Capitalized terms used herein without definition are used herein as defined in the Credit Agreement.

                             PRELIMINARY STATEMENTS:

                  WHEREAS, Borrowers, Parent, the Agent and certain financial institutions, as Lenders and Issuing Banks, are parties to that certain Fifth Amended and Restated Credit Agreement dated as of July 12, 2002 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement");

                  WHEREAS, the Borrowers have requested the Agent and the Lenders to extend the Revolving Credit Termination Date and the maturity date for the Term Loan to 5:00 p.m. (New York time) on February 4, 2004 and to provide other amendments to the Credit Agreement, all as more fully set forth herein; and

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                  WHEREAS, the Lenders are willing to amend the Credit
Agreement, in each case on the terms and conditions set forth herein;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. Amendments to the Credit Agreement. Upon the "Amendment Effective Date" (as such term is defined below), the Credit Agreement is hereby amended as follows effective as of the Amendment Effective Date:

         1.1      The definition of "Revolving Credit Termination Date" in
Section 1.01 of the Credit Agreement is hereby amended to delete the date "January 31, 2004" appearing therein in its entirety and to replace such date with "5:00 p.m. (New York time) on February 4, 2004".

         1.2 Section 2.01(a)(ii)(A) of the Credit Agreement is hereby amended to delete each reference to the date "January 31, 2004" appearing therein and to replace each such reference to such date with "5:00 p.m. (New York time) on February 4, 2004".

         1.3 Section 2.01(d) of the Credit Agreement is hereby amended to delete the date "January 31, 2004" appearing therein in its entirety and to replace such date with "5:00 p.m. (New York time) on February 4, 2004".

         1.4 Section 3.01(a)(iii) of the Credit Agreement is hereby amended to delete such section in its entirety and to replace such section with the following section:

                           "(iii) if the expiration date therefor is later than the earlier of (A) the date one (1) year after the date of issuance (without regard to any automatic renewal provisions thereof) or (B) the Business Day next preceding the scheduled Revolving Credit Termination Date; provided, however, any Letter of Credit that is issued and outstanding as of the Fifth Amendment Effective Date may have an expiration date not later than January 31, 2005;"

         SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date hereof (the "Amendment Effective Date") upon the Agent's receipt of a facsimile or original executed copy of this Amendment executed by the Parent, each Borrower, each Guarantor, each Lender and the Agent. After giving effect to this Amendment,

         2.1 no "Potential Event of Default" or "Event of Default" shall have occurred and be continuing under the terms of the Credit Agreement other than certain Events of Default arising from the failure of TIMCO, Parent and Brice to deliver to the Agent certain landlord waivers required in connection with the Fourth Amendment; and

         2.2 all of the representations and warranties in this Amendment shall be true and correct in all material respects.

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         SECTION 3. Representations and Warranties; Reaffirmation.

         3.1 Parent and each of the Borrowers hereby represents and warrants that:

                  (a) This Amendment and the Credit Agreement as previously executed and delivered and as amended and supplemented hereby constitute legal, valid and binding obligations of the Parent and the Borrowers and are enforceable against the Parent and the Borrowers in accordance with their terms.

                  (b) Except as described in Section 2.1 above, no Event of Default or Potential Event of Default exists or would result from any of the transactions contemplated by this Amendment.

                  (c) No event of default or default has occurred and is continuing under the terms of (a) any of the TROL Documents, (b) under any of the agreements and documents executed with respect to the Senior Subordinated Notes or under which the Senior Subordinated Notes have been issued, (c) under any of the agreements and documents executed with respect to the BofA Note, (d) under any of the agreements and documents executed with respect to the Junior Subordinated Notes or under which the Junior Subordinated Notes have been issued or (e) any of the LJH Note Documents.

                  (d) None of the holders of the Senior Subordinated Notes, the trustee under the Indenture under which the Senior Subordinated Notes were issued, the holders of the Junior Subordinated Notes, the trustee under the Indenture under which the Junior Subordinated Notes were issued, the obligees under the TROL Documents (or Person acting on any such obligee's behalf), the obligees under the BofA Note (except in connection with the repayment by LJH, Ltd. under its Shareholder Guaranty executed in connection therewith) or any of the agreements and documents executed in connection therewith, the obligees under the LJH Note Documents or any other agent or lender under any credit facility for the Borrowers or Guarantors shall have commenced the exercise of any remedies with respect to any default or event of default with respect thereto.

                  (e) All obligations under the BofA Note Documents have been satisfied.

         3.2 Parent, each of the Borrowers and each of the Guarantors hereby reaffirm all covenants, representations and warranties made by it, and all Obligations owing by it, pursuant to the Credit Agreement (to the extent the same are not amended hereby), the Notes and the other Loan Documents to which it is a party and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the date this Amendment becomes effective (unless a representation and warranty is stated to be given on and as of a specific date, in which case such representation and warranty shall be true, correct and complete as of such date).

         SECTION 4. Reference to and Effect on the Credit Agreement.

         4.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the

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Credit Agreement, as amended hereby, each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

         4.2 Except as expressly set forth herein, neither this Amendment, nor any actions taken by any Lenders or the Agent shall be deemed or construed as an amendment of the Loan Documents, or a waiver with respect to any Potential Event of Default or Event of Default, whether now existing or occurring after the date hereof, known or unknown, under the Loan Documents. Except as specifically amended or agreed above, each of the Parent, the Borrowers and the Guarantors hereby agree that the Credit Agreement, the Notes and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Issuing Bank or the Agent under the Credit Agreement, the Notes or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

         4.4 No course of dealing on the part of the Agent or any of the Lenders, or any such party's officers or representatives, nor any failure or delay in the exercise of any right by any Lender or the Agent shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of such right. Further, any failure by any Lender or the Agent at any time to require strict performance by the Parent, any Borrower or any of their respective Subsidiaries of any provision of the Loan Documents shall not affect any right of any Lender or the Agent thereafter to demand strict compliance and performance thereunder.

         SECTION 5. Release.

         5.1 The Borrowers and the Guarantors acknowledge that they have no existing defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of the Obligations. In consideration for the execution of this Amendment, each Borrower and each Guarantor hereby releases and forever discharges the Agent and the other Holders and Citicorp USA, Inc., as holder of the Supplemental Term Loan Warrant, and all of their respective officers, directors, employees, Affiliates and agents (collectively, the "Released Parties") from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and in equity, known or unknown, whether heretofore or now existing, liquidated or unliquidated, matured or unmatured, fixed or contingent (collectively, the "Release Claims"), which might be asserted against any of the Released Parties. This Release applies to all matters arising out of or relating to any of the Loan Documents, the Supplemental Term Loan Warrant, any Property of any Borrower or any Guarantor, any extension of credit to the Borrowers and Guarantors by LJH, Ltd. or any Obligations, commitment letters with respect to other loan facilities, and the lending and borrowing relationships, and (to the extent any Release Claims relating to such deposit relationships are now known to any Borrower or any Guarantor or any of their Subsidiaries) the deposit relationships, between Parent or its Subsidiaries, and Citibank, N.A., the Agent and the Holders, including the administration, collateralization and funding thereof. Each of Parent and each of its Subsidiaries further agrees not to bring any action in any judicial, administrative or other proceeding against the Released Parties, or any of

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them, alleging any such Release Claim or otherwise arising in connection with any such Release Claim. Without limiting the generality of the foregoing, Parent and its Subsidiaries release any claims they may have for any overpayment of interest or Rent prior to the date hereof, and agree that any such claim shall be deemed a Release Claim for the purpose of this Amendment.

         5.2 It is the intent of the parties that except as otherwise set forth herein, the foregoing release shall be effective as a full and final accord and satisfaction of all claims hereby released and each of Parent and each of its Subsidiaries hereby agrees, represents and warrants that the matters released herein are not limited to matters which are known or disclosed. In this connection, each of Parent and each of its Subsidiaries hereby agrees, represents and warrants that it realizes and acknowledges that factual matters now existing and unknown to it may have given or may hereafter give rise to Release Claims, which are presently unknown, unsuspected, unliquidated, unmatured and/or contingent, and it further agrees, represents and warrants that this release has been negotiated and agreed upon in view of that realization. Nevertheless, Parent and its Subsidiaries hereby intend to release, discharge and acquit the Released Parties of and from any such unknown, unsuspected, unliquidated, unmatured and/or contingent Release Claims, which are in any way set forth in or related to the matters identified above in this Section 5. Parent and its Subsidiaries hereby explicitly waive the benefits of any common law or statutory rule with respect to the release of such Release Claims.

         5.3 The acceptance and delivery of this Amendment by the Agent and the Lenders on behalf of the Released Parties shall not be deemed or construed as an admission of liability with respect to the Release Claims or otherwise by the Released Parties, or any of them, and the Released Parties hereby expressly deny liability of any nature whatsoever arising from or related to the subject of the release contained in this Section 5.

         5.4 Each of Parent and each of its Subsidiaries hereby agrees, represents and warrants that: (i) such party has not voluntarily, by operation of law or otherwise, assigned, conveyed, transferred or encumbered, either directly or indirectly, in whole or in part, any right to or interest in any of the Release Claims purported to be released by this Section 5; (ii) such party has had advice of counsel of its own choosing in negotiations for and the preparation of this Amendment; and (iii) such party is fully aware of the effect of releases such as that contained in this Section 5.

         SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 8. Miscellaneous. This Amendment is a Loan Document. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

Agent and Lenders:

CITICORP USA, INC.,                           CITIGROUP FINANCIAL PRODUCTS INC.
as Agent and as a Lender and as holder of     (f/k/a Salomon Brothers Holding
the Supplemental Term Loan Warrant             Company, Inc.)

By:______________________________             By:______________________________
    Keith R. Gerding                              Name:
    Vice President                                Title:

UPS CAPITAL CORPORATION                       ARK CLO 2000-1, LIMITED
                                              By: Patriarch Partners, LLC,
                                                  its Collateral Manager

By:______________________________
    Name:
    Title:                                    By:______________________________
                                                  Name:
                                                  Title:

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Borrowers and Guarantors:

TMAS/ASI, INC.(formerly known as Aerocell           TRIAD INTERNATIONAL MAINTENANCE
 Structures, Inc.)                                  CORPORATION

By:____________________________________             By:______________________________________
    C. Robert Campbell                                  C. Robert Campbell
    Vice President and Chief Financial Officer          Vice President and Chief Financial Officer

AIRCRAFT INTERIOR DESIGN, INC.                      TIMCO ENGINE CENTER, INC.

By:____________________________________             By:______________________________________
    C. Robert Campbell                                  C. Robert Campbell
    Vice President and Chief Financial Officer          Vice President and Chief Financial Officer

TIMCO AVIATION SERVICES, INC.                       AVIATION SALES DISTRIBUTION
                                                    SERVICES COMPANY

By:____________________________________             By:______________________________________
    C. Robert Campbell                                  C. Robert Campbell
    Vice President and Chief Financial Officer          Vice President and Chief Financial Officer

AVS/M-2, INC.                                       WHITEHALL CORPORATION

By:____________________________________             By:______________________________________
    C. Robert Campbell                                  C. Robert Campbell
    Vice President and Chief Financial Officer          Vice President and Chief Financial Officer

AVS/M-3, INC.                                       AVS/CAI, INC.

By:____________________________________             By:______________________________________
    C. Robert Campbell                                  C. Robert Campbell
    Vice President and Chief Financial Officer          Vice President and Chief Financial Officer

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
AVIATION SALES LEASING COMPANY                      AVIATION SALES PROPERTY
                                                    MANAGEMENT CORP.

By:____________________________________             By:______________________________________
    C. Robert Campbell                                  C. Robert Campbell
    Vice President and Chief Financial Officer          Vice President and Chief Financial Officer

AVS/M-1, INC.                                       AVSRE, L.P.
                                                    By: Aviation Sales Property Management
                                                        Corp. as General Partner

By:____________________________________
    C. Robert Campbell
    Vice President and Chief Financial Officer      By:______________________________________
                                                        C. Robert Campbell
                                                        Vice President and Chief Financial Officer

HYDROSCIENCE, INC.                                  TIMCO ENGINEERED SYSTEMS, INC.

By:____________________________________             By:______________________________________
    C. Robert Campbell                                  C. Robert Campbell
    Vice President and Chief Financial Officer          Vice President and Chief Financial Officer

BRICE MANUFACTURING COMPANY, INC.

By:____________________________________
    C. Robert Campbell
    Vice President and Chief Financial Officer